MUNIYIELD
ARIZONA
FUND, INC.




FUND LOGO




Annual Report

October 31, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield Arizona Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.727 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.14%, based on a month-end per share net asset value of $14.14. Over the same period, the total investment return on the Fund's Common Stock was +9.61%, based on a change in per share net asset value from $13.61 to $14.14, and assuming reinvestment of $0.725 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.84%, based on a change in per share net asset value from $13.59 to $14.14, and assuming reinvestment of $0.367 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.15% for Series A and 3.40% for Series B.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.



MuniYield Arizona Fund, Inc.
October 31, 1998



The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
Over the six-month period ended October 31, 1998, we maintained a neutral-to-positive outlook for the municipal market. We also remained committed to our strategy of being fully invested in long-term Arizona municipal bonds. At October 31, 1998, the Fund was comprised of approximately 89% of bonds rated A or better by at least one of the major rating agencies.

While the rate of inflation is presently negligible, we feel that it can possibly decline even further as other countries try to use exporting as a means out of their economic crises. We expect that this flood of exports could slow the US economy and possibly allow the Federal Reserve Board to lower interest rates further. We believe that the Fund is well-positioned to perform favorably in a declining interest rate environment.


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



December 7, 1998



MuniYield Arizona Fund, Inc.
October 31, 1998



PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield
Arizona Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:   James H. Bodurtha               4,308,416                       95,471
                                             Herbert I. London               4,311,065                       92,822
                                             Robert R. Martin                4,289,487                      114,400
                                             Arthur Zeikel                   4,290,492                      113,395


                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         4,268,633        17,831        117,423

During the six-month period ended October 31, 1998, MuniYield
Arizona Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin,Joseph L. May,
   Andre F. Perold and Arthur Zeikel
   as follows:                               Series A                           361                            0
                                             Series B                           689                            0

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year
   as follows:                               Series A                           361             0              0
                                             Series B                           685             0              4


MuniYield Arizona Fund, Inc.
October 31, 1998



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Pre-ferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




MuniYield Arizona Fund, Inc.
October 31, 1998



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
IDA       Industrial Development Authority
LEVRRS    Leveraged Reverse Rate Securities
LT        Limited Tax
PCR       Pollution Control Revenue Bonds
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                                  Issue                                                (Note 1a)

Arizona--91.4%
                          Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                          Bonds, AMT, Series B:
NR*      Aa2     $  700     7% due 3/01/2002                                                                   $     757
NR*      Aa2      2,920     7% due 3/01/2003                                                                       3,160

AAA      Aaa        325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)         403

AA+      Aa1      3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                          3,342

AAA      Aaa      1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due 7/01/2006 (b)(h)             1,169

                          Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power
                          Co. Project), AMT:
BBB-     NR*      1,750     6.375% due 10/01/2036                                                                  1,910
BBB-     NR*      3,000     Series B, 5.80% due 11/01/2032                                                         3,058

A1+      P1         400   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona
                          Public Service--Navajo Project), VRDN, AMT, Series A, 3.75% due 10/01/2029 (a)             400

BBB-     Baa2     4,000   Gila County, Arizona, IDA, Revenue Refunding Bonds (Environmental--Asarco
                          Inc.), 5.55% due 1/01/2027                                                               3,969

AAA      Aaa        605   Gilbert, Arizona, Projects of 1988, GO, UT, Series C, 8.50% due 7/01/2004 (b)(h)           749

                          Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                          (American Graduate School International)(d):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     591
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 594
AAA      NR*        500     5.875% due 7/01/2015                                                                     543

AAA      Aaa        875   Greater Arizona Development Authority, Infrastructure Revenue Bonds, 4.85% due
                          8/01/2018 (b)                                                                              869

AAA      Aaa      2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68 Refunding
                          Bonds, UT, Series A, 6.80% due 7/01/2011 (g)                                             3,112

                          Maricopa County, Arizona, Chandler Unified School District Number 80 (c):
AAA      Aaa        595     6.25% due 7/01/2011                                                                      697
AAA      Aaa        405     6.25% due 7/01/2011 (j)                                                                  478

AAA      Aaa      2,000   Maricopa County, Arizona, Gilbert Unified School District Number 41 Improvement
                          Bonds, UT, Series C, 6.10% due 7/01/2004 (c)(h)                                          2,222

BBB-     Baa1     2,505   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                          Corporation), 6.125% due 4/01/2018                                                       2,682

AA+      NR*      2,000   Maricopa County, Arizona, IDA, Hospital Facility Revenue Bonds (Mayo Clinic
                          Hospital), 5.25% due 11/15/2037                                                          2,026


MuniYield Arizona Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                                  Issue                                                (Note 1a)

Arizona (continued)
                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services Hospital), Series A (b):
AAA      Aaa     $  500     7% due 12/01/2013                                                                  $     541
AAA      Aaa      2,400     7% due 12/01/2016                                                                      3,040

AAA      Aaa      1,000   Maricopa County, Arizona, Mesa Unified School District Number 4, Project
                          of 1995, UT, Series B, 5% due 7/01/2012 (c)                                              1,035

AAA      Aaa      2,600   Maricopa County, Arizona, Paradise Valley Unified School District Number
                          69, Project of 1994, UT, Series B, 5.25% due 7/01/2015 (b)                               2,679

AAA      Aaa      1,500   Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding
                          Bonds, 6.10% due 7/01/2010 (g)                                                           1,655

                          Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1         100     (Arizona Public Service Company), VRDN, Series B, 3.70% due 5/01/2029 (a)                100
A1+      P1         400     (Arizona Public Service Company), VRDN, Series E, 3.70% due 5/01/2029 (a)                400
BB+      Ba1      2,125     (Public Service Company), Series A, 5.75% due 11/01/2022                               2,165
BB+      Ba1      2,500     (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026         2,674

AA       Aa2      1,825   Maricopa County, Arizona, Scottsdale Unified School District Number 48
                          Improvement Bonds, UT, 6.60% due 7/01/2012                                               2,223

AAA      Aaa        500   Maricopa County, Arizona, Tempe Elementary School District Number 3, Refunding
                          and Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                         644

AAA      Aaa      4,000   Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2007 (c)(h)               4,620

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (b)                                                                  1,044

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                     2,920

AA-      Aaa      1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                          Junior Lien, 6% due 7/01/2006 (h)                                                        1,129

AA+      Aa1      1,485   Phoenix, Arizona, Refunding, UT, Series A, 6% due 7/01/2011                              1,718

                          Phoenix, Arizona, Various Purpose Bonds, GO, UT:
AA+      Aa1      2,655     4.50% due 7/01/2019                                                                    2,528
AA+      Aa1      8,020     4.50% due 7/01/2022                                                                    7,541

AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                          5.625% due 4/01/2014 (b)                                                                 1,080

AAA      Aaa      3,050   Pima County, Arizona, Tucson Unified School District Number 1, Refunding
                          Bonds, LT, 7.50% due 7/01/2009 (c)                                                       3,890

A1+      P1         300   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.), VRDN, 3.70%
                          due 12/01/2009 (a)                                                                         300

AA+      Aa1        825   Tempe, Arizona, Refunding Bonds, GO, UT, Series A, 5.35% due 7/01/2010                     902

AAA      Aaa      1,000   Tempe, Arizona, Unified High School District Number 213 Refunding and
                          Improvement Bonds, UT, 7% due 7/01/2008 (c)                                              1,224

AAA      Aaa      1,000   Tucson, Arizona, GO, UT, Series A, 5.375% due 7/01/2017 (b)                              1,038

                          Tucson, Arizona, Local Business Development Finance Corporation, Lease Revenue
                          Bonds (c):
AAA      Aaa        625     6.25% due 7/01/2002 (h)                                                                  691
AAA      Aaa      1,375     6.25% due 7/01/2012                                                                    1,501


MuniYield Arizona Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                                  Issue                                                (Note 1a)

Arizona (concluded)
A+       A1      $1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                   $  1,546

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,468


Puerto Rico--7.0%


A        Baa1     1,250   Puerto Rico Commonwealth, GO, 5.40% due 7/01/2025                                        1,298

AAA      Aaa        520   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                          Revenue Bonds, Series T, 6.625% due 7/01/2002 (h)                                          581

AAA      Aaa      2,000   Puerto Rico Commonwealth, YCN, 8.232% due 7/01/2020 (e)(f)                               2,270

AAA      Aaa      2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS, 8.179%
                          due 7/01/2002 (e)(f)(h)                                                                  2,355

Total Investments (Cost--$85,173)--98.4%                                                                          91,531

Other Assets Less Liabilities--1.6%                                                                                1,449
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 92,980
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)MBIA Insured.
(c)FGIC Insured.
(d)Connie Lee Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(f)FSA Insured.
(g)AMBAC Insured.
(h)Prerefunded.
(i)BIG Insured.
(j)Escrowed to maturity.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                48.8%
AA/Aa                                  27.6
A/A                                     3.0
BBB/Baa                                12.5
BB/Ba                                   5.2
Other++                                 1.3

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Arizona Fund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$85,172,638) (Note 1a)                          $ 91,531,396
                    Cash                                                                                          57,513
                    Interest receivable                                                                        1,517,342
                    Prepaid expenses and other assets                                                              4,753
                                                                                                            ------------
                    Total assets                                                                              93,111,004
                                                                                                            ------------

Liabilities:        Payables:
                      Investment adviser (Note 2)                                          $     40,975
                      Dividends to shareholders (Note 1f)                                        10,757           51,732
                                                                                           ------------
                    Accrued expenses                                                                              79,759
                                                                                                            ------------
                    Total liabilities                                                                            131,491
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 92,979,513
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,212 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 30,300,000
                      Common Stock, par value $.10 per share (4,432,333 shares
                      issued and outstanding)                                              $    443,233
                    Paid-in capital in excess of par                                         60,384,537
                    Undistributed investment income--net                                        289,912
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (4,796,927)
                    Unrealized appreciation on investments--net                               6,358,758
                                                                                           ------------
                    Total--Equivalent to $14.14 net asset value per share of
                    Common Stock (market price--$14.125)                                                      62,679,513
                                                                                                            ------------
                    Total capital                                                                           $ 92,979,513
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Arizona Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  5,000,333
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    458,591
                    Commission fees (Note 4)                                                     76,871
                    Professional fees                                                            74,769
                    Accounting services (Note 2)                                                 42,690
                    Transfer agent fees                                                          27,630
                    Directors' fees and expenses                                                 22,803
                    Printing and shareholder reports                                             12,188
                    Custodian fees                                                                8,010
                    Listing fees                                                                  7,083
                    Pricing fees                                                                  6,555
                    Amortization of organization expense (Note 1e)                                4,059
                    Other                                                                        13,559
                                                                                           ------------
                    Total expenses                                                                               754,808
                                                                                                            ------------
                    Investment income--net                                                                     4,245,525
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,404,768
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        946,928
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $  6,597,221
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  4,245,525     $  4,221,958
                    Realized gain on investments--net                                         1,404,768          261,958
                    Change in unrealized appreciation on investments--net                       946,928        2,156,135
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,597,221        6,640,051
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (3,211,182)      (3,186,010)
(Note 1f):            Preferred Stock                                                        (1,035,031)      (1,024,834)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,246,213)      (4,210,844)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                    42,519               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              2,393,527        2,429,207
                    Beginning of year                                                        90,585,986       88,156,779
                                                                                           ------------     ------------
                    End of year*                                                           $ 92,979,513     $ 90,585,986
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    289,912     $    290,600
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                      For the
                                                                                     Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of year                 $ 13.61    $ 13.06   $ 13.29   $ 11.33    $ 14.11
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .95        .96       .98      1.03        .99
                    Realized and unrealized gain (loss) on
                    investments--net                                       .53        .54      (.20)     2.01      (2.68)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.48       1.50       .78      3.04      (1.69)
                                                                       -------    -------   -------   -------    -------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.72)      (.72)     (.76)     (.77)      (.75)
                                                                       -------    -------   -------   -------    -------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --      (.02)     (.05)        --
                                                                       -------    -------   -------   -------    -------
                    Effect of Preferred Share activity:++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                            (.23)      (.23)     (.23)     (.26)      (.17)
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.17)
                                                                       -------    -------   -------   -------    -------
                    Total effect of Preferred Stock activity              (.23)      (.23)     (.23)     (.26)      (.34)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of year                       $ 14.14    $ 13.61   $ 13.06   $ 13.29    $ 11.33
                                                                       =======    =======   =======   =======    =======
                    Market price per share, end of year                $14.125    $12.875   $12.125   $ 11.75    $10.375
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on market price per share                     15.74%     12.46%     9.70%    21.04%    (26.55%)
Return:*                                                               =======    =======   =======   =======    =======
                    Based on net asset value per share                   9.61%     10.37%     4.47%    25.37%    (14.73%)
                                                                       =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .82%       .85%      .66%      .55%       .54%
Net Assets:**                                                          =======    =======   =======   =======    =======
                    Expenses                                              .82%       .89%      .87%      .95%      1.09%
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               4.63%      4.73%     4.93%     5.33%      5.13%
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                                $62,680    $60,286   $57,857   $58,885    $21,153
                                                                       =======    =======   =======   =======    =======
                    Preferred Stock outstanding, end of
                    year (in thousands)                                $30,300    $30,300   $30,300   $30,300    $12,950
                                                                       =======    =======   =======   =======    =======
                    Portfolio turnover                                  39.58%     34.49%    31.75%    75.93%     80.03%
                                                                       =======    =======   =======   =======    =======

Leverage:           Asset coverage per $1,000                          $ 3,069    $ 2,990   $ 2,909   $ 2,943    $ 2,633
                                                                       =======    =======   =======   =======    =======

Dividends           Series A--Investment income--net                   $   842    $   820   $   824   $   953    $   598
Per Share on                                                           =======    =======   =======   =======    =======
Preferred Stock     Series B--Investment income--net                   $   863    $   865   $   849   $   551         --
Outstanding:++                                                         =======    =======   =======   =======    =======

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on December 2, 1993 (Series
                    A) and March 27, 1995 (Series B).

                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.



MuniYield Arizona Fund, Inc.
October 31, 1998



(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $40,081,502 and $35,542,892, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments             $ 1,404,768    $ 6,358,758
                                  -----------    -----------
Total                             $ 1,404,768    $ 6,358,758
                                  ===========    ===========

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,358,758, of which $6,415,917 related to appreciated securities and $57,159 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $85,172,638.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 3,007 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 2.75% and Series B, 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $37,078 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $4,364,000, of which $3,111,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.061321 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.


MuniYield Arizona Fund, Inc.
October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments of MuniYield Arizona Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


MuniYield Arizona Fund, Inc.
October 31, 1998


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert L. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Phillip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA